Exhibit 10.36

Certain confidential information contained in this  document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT 1 TO THE

COMMERCIAL TERMS AND GENERAL TERMS AND CONDITIONS OF SALE

This is Amendment 1 to the COMMERCIAL TERMS AND GENERAL TERMS AND CONDITIONS OF SALE effective November 1, 2021, by and between zSpace, Inc., a Delaware corporation, acting on behalf of itself and its Affiliates (collectively, “Buyer”), and [***], a California corporation (“[***]”) (“Agreement”). The effective date of this Amendment 1 is March 11, 2024 (“Amendment 1 Effective Date”). [***] and Buyer may be referred to individually as a “Party” or collectively as “Parties.” Capitalized terms used in this Amendment are either defined herein or are set forth in the Agreement.

The Parties agree as follows:

1.	The parties agree to delete Section 6 in its entirety and replace with the following:

“6. Credit facility. [***] agrees to provide Buyer with a credit line of up to [***] USD ($[***] USD) as a part of this Agreement (the “Credit Limit”), subject to the following:

(i)	Buyer will pay any amounts due from the credit line associated with a purchase order within thirty (30) days of [***]’s invoice for Product shipment from its applicable port in Asia and/or U.S. warehouse.

(ii)	Buyer can only use the credit line for up to [***] ([***]%) of the amount owed on a purchase order, up to a maximum purchase order amount of [***] USD ($[***] USD). By way of example, if the purchase order total is $[***], Buyer can only use $[***] from the Credit Limit, with the other $[***] payable pursuant to the terms in Section 5(ii). By way of further example, if the purchase order total is $[***], Buyer can only use $[***] from the Credit Limit, with the other $[***] payable pursuant to the terms in Section 5(ii).

(iii)	[***] may increase, decrease, or cancel Buyer’s credit line at any time and in [***]’s sole discretion.”

2.	All the terms, provisions and conditions set forth in the Agreement which are not specifically modified by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 1 as of the Amendment 1 Effective Date.

[***]	zSPACE, INC.

By:	By:
[***]	Joseph B. Powers

Vice President	Chief Financial Officer